Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Debt Disclosure [Abstract]
Debt
Note 8. Debt
Long-term debt consisted of the following:

	March 31, 2019	December 31, 2018
Term credit facility	$485.0	$492.5
3.912% Senior Notes due 2021	500.0	500.0
4.272% Senior Notes due 2023	750.0	750.0
4.900% Senior Notes due 2028	750.0	750.0
Other obligations	0.3	0.5
Unamortized debt issuance costs	(19.7)	(20.7)
Total debt	2,465.6	2,472.3
Less current portion of long-term debt	29.0	29.0
Total long-term debt	$2,436.6	$2,443.3

Debt
Long-term debt as of December 31, 2018 consisted of the following:

December 31, 2018
Term credit facility	$492.5
3.912% Senior Notes due 2021	500.0
4.272% Senior Notes due 2023	750.0
4.900% Senior Notes due 2028	750.0
Other obligations	0.5
Unamortized debt issuance costs	(20.7)
2,472.3
Less current portion of long-term debt	(29.0)
Total long-term debt	$2,443.3

Long-term debt as of December 31, 2017 was not material.
Revolving and Term Credit Facilities
On September 5, 2018, we entered into a revolving credit agreement with a syndicate of banks providing for a five-year $750.0 million senior unsecured revolving credit facility (Revolving Facility). The Revolving Facility bears interest at a variable rate plus specified margin as defined in the agreement and is payable quarterly. There were no borrowings outstanding under the Revolving Facility at December 31, 2018. The Revolving Facility is payable in full at the end of the term.
On September 5, 2018 we also entered into a $500.0 million three-year term loan under a term credit facility with a syndicate of banks (the Term Facility and collectively with the Revolving Facility, the Credit Facilities.) The Term Facility bears interest at a variable rate plus margin as defined in Term Facility (3.77% at December 31, 2018) and is payable quarterly. The Term Facility also requires a quarterly principal payment equal to 1.5% of the aggregate initial principal less any prepayment. The Term Facility is payable in full at the end of the term.
The Credit Facilities are subject to various financial and other covenants including restrictions on the level of borrowings based on a consolidated leverage ratio and a consolidated interest coverage ratio. We were in compliance with all such covenants as of December 31, 2018.
Senior Notes
On August 28, 2018, we issued $2.0 billion of senior notes (Senior Notes) in a private placement. The Senior Notes comprised of $500.0 million of 3.912% Senior Notes due August 27, 2021, $750.0 million of 4.272% Senior Notes due August 28, 2023, and $750.0 million of 4.900% Senior Notes due August 28, 2028. The interest rate payable on each series of Senior Notes is subject to adjustment if Moody's Investor Services, Inc. or Standard & Poor's Financial Services LLC downgrades, or subsequently upgrades, its ratings on the respective series of Senior Notes.
The indenture that governs the Senior Notes contains covenants, including limitations on our ability, and certain of our subsidiaries, to incur liens or engage in sale-leaseback transactions. The indenture also contains restrictions on our ability to consolidate, merge or sell substantially all of our assets, in addition to other customary terms. We were in compliance with all such covenants under the indenture governing the Senior Notes as of December 31, 2018.
We have entered into an agreement that requires us to use commercially reasonable efforts to cause a registration statement to become effective with the SEC by August 28, 2019, relating to an offer to exchange the Senior Notes for registered Senior Notes having substantially identical terms, or, in certain cases, to register the Senior Notes for resale. If we do not register or exchange the Senior Notes pursuant to the terms of the registration rights agreement, we will be required to pay additional interest to the holders of the Senior Notes under certain circumstances.